THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated August 1, 2019

to the Prospectuses

This supplement updates certain information contained in your Fund’s prospectus. You should read this supplement in conjunction with your Fund’s prospectus.

Rights of Accumulation:

Effective immediately, the following paragraphs replace the subsection of the prospectus titled “Sales Charge Reductions and Waivers – Reducing Your Class A Share Front-End Sales Charge – Rights of Accumulation” and supersedes any information to the contrary in each Fund’s prospectus:

•	Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, A1, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Letter of Intention:

Effective immediately, the following paragraph replaces the subsection of the prospectus titled “Sales Charge Reductions and Waivers – Reducing Your Class A Share Front-End Sales Charge – Letter of Intention” and supersedes any information to the contrary in each Fund’s prospectus:

•	Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, and R6 share holdings may not be

[1]	This supplement does not apply to the following Funds: Lord Abbett Ultra Short Bond Fund; Lord Abbett Credit Opportunities Fund; Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund; any Funds within Lord Abbett Municipal Income Fund; and any Funds within Lord Abbett Series Fund.

combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Please retain this document for your future reference.

2